
Omnicare

Second Quarter 2013 Financial Results

Supplemental Slides

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents

Omnicare

Second-Quarter 2013 Highlights

- Gross profit of $378.5M; gross margin expanded 19 bps to 24.11%
- Adjusted EBITDA of $178.6M; 4.9% year-over-year increase
- Adjusted cash earnings per diluted share(1) of $0.90; 8.4% higher than 2Q12 of $0.83
- Cash flows from operations of $153.8M; 103% of adjusted operating income
- Long-Term Care Group first-quarter performance:
  - Net sales 3% lower vs. 2Q12; generic dispensing rate increased 50 bps year-over year to 82.9% (84.1% excluding impact of short-cycle dispensing)
  - Adjusted operating income(1) of $165.1M increased $7.0M year-over-year, primarily due to increased generic drug utilization and efficiency initiatives
- Specialty Care Group first-quarter performance:
  - Net sales increased 25% year-over-year to $347.0M
  - Adjusted operating income(1) of $29.9M was 22% higher than 2Q12
    - Solid operating income growth in specialty pharmacy and commercialization services platforms

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Omnicare

Operating Metrics
Script Data

(In thousands, except %s)	Sequential 2Q 2013	Sequential 1Q 2013	Increase / (Decrease)	Prior Year 2Q 2012	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed	20,688	20,809	(0.6%)	20,519	0.8%
Branded scripts dispensed	4,263	4,322	(1.4%)	4,378	(2.6%)
Over-the-counter scripts dispensed	3,373	3,492	(3.4%)	3,495	(3.5%)
Hospice pharmacy scripts dispensed	1,265	1,251	1.1%	1,291	(2.0%)
Total LTC Group scripts	29,589	29,874	(1.0%)	29,683	(0.3%)
Calendar days	91	90	1.1%	91	0.0%
LTC scripts per calendar day	325	332	(2.1%)	326	(0.3%)
Generic dispensing rate [1]	82.9%	82.8%	10 bps	82.4%	50 bps



Generic Dispensing Rate (1)
85%
80%
75%
70%
84.1%
82.9%
75.0%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Generic Dispensing Rate (GDR)
GDR excl. Short Cycle

- *LTC scripts were 1.0% lower sequentially, reflecting a seasonal reduction in facility census and utilization; offset partially by the effects of short-cycle dispensing and an additional billing day*
- *LTC scripts were 0.3% lower year-over-year as a result of a 1.2% decrease in average beds; offset partially by the effects of short-cycle dispensing*
- *Generic dispensing rate increased 10 bps sequentially to 82.9% as the short-cycle dispensing rule increased branded scripts dispensed by 419,000 and generic scripts dispensed by 336,000*

1. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.

Omnicare

Operating Metrics

Long-Term Care Bed Data

(In thousands)	Sequential		Increase /	Prior Year	Increase /
	2Q 2013	1Q 2013	(Decrease)	2Q 2012	(Decrease)
Beds served:					
Beginning of period - LTC Beds	969	970	(1)	986	(17)
Net change in beds served	1	(1)	2	(9)	10
End of period - LTC Beds [(1)]	969	969	0	977	(8)
Patient related beds [(2)]	917	917	0	924	(7)
Other beds [(3)]	52	52	0	53	(1)
End of period - LTC Beds [(1)]	969	969	0	977	(8)

- *Net beds served increased approximately 700 beds in 2Q13*
- *2Q13 annualized retention rate improved to 93.7%; 150 basis-point year-over-year increase*
- *Controllable bed losses declined 37% year-over-year*
- *New bed additions improved 22% year-over-year due to early benefits from the company's transformational sales strategy*

1. Totals may not foot due to rounding differences
2. Includes skilled nursing facilities, assisted living facilities and development disabilities facilities
3. Includes other facilities such as correctional facilities, respiratory only beds and other beds

Omnicare

Gross Profit & Adjusted Operating Income(1)(2)

In millions, except per share data and %s	Sequential 2Q 2013	Sequential 1Q 2013	Increase / (Decrease)	Prior Year 2Q 2012	Increase / (Decrease)
Net sales	$ 1,569.9	$ 1,525.0	2.9%	$ 1,536.0	2.2%
Cost of sales	1,191.4	1,154.2	3.2%	1,168.7	1.9%
Gross profit	$ 378.5	$ 370.8	2.1%	$ 367.3	3.0%
Rate	24.11%	24.32%	-21 bps	23.92%	19 bps
SG&A expenses	203.7	201.8	0.9%	201.9	0.9%
Provision for doubtful accounts	25.3	24.2	4.5%	24.1	5.0%
Adjusted operating income (3)	149.4	144.8	3.2%	141.4	5.7%
Rate	9.52%	9.49%	3 bps	9.20%	32 bps

- *2Q13 gross profit increased $11.2M over 2Q12 on a 2.2% increase in net sales and 19 bps improvement in gross margin*
  - *Due principally to increased utilization of generic drugs, drug price inflation, operating efficiencies and growth in the Specialty Care Group*
- *SG&A expenses remained generally consistent with 2Q12, although 17 basis points lower as a percentage of net sales*
- *Adjusted operating income increased 5.7% over 2Q12 to 149.4M, on 32 bps improvement in operating margin*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
3. Does not include cash-based EPS adjustment for amortization of intangibles

Omnicare

Adjusted Net Income & Cash-based EPS(1)(2)

In millions, except per share data and %s	Sequential 2Q 2013	1Q 2013	Increase / (Decrease)	Prior Year 2Q 2012	Increase / (Decrease)
Adjusted operating income	$ 149.4	$ 144.8	3.2%	$ 141.4	5.7%
Adjusted interest expense, net of investment income	(23.4)	(23.4)	0.0%	(25.6)	(8.6%)
Adjusted income before income taxes	126.0	121.4	3.8%	115.8	8.8%
Income taxes	(48.5)	(46.9)	3.4%	(44.8)	8.3%
Adjusted net income	77.5	74.5	4.0%	71.1	9.0%
Intangible asset amortization - after tax	5.8	5.9	-1.7%	6.6	-12.1%
Goodwill amortization - tax deduction	9.4	9.4	0.0%	10.9	-13.8%
Contingent convertible debenture interest - tax deduction	6.7	6.6	1.5%	5.7	17.5%
Adjusted cash earnings	99.4	96.4	3.1%	94.2	5.5%
Weighted average diluted shares outstanding	109.9	107.5	2.2%	113.5	(3.2%)
Adjusted cash earnings per diluted share	$ 0.90	$ 0.90	0.0%	$ 0.83	8.4%
Adjusted operating income	$ 149.4	$ 144.8	3.2%	$ 141.4	5.7%
Adjusted depreciation and amortization	29.2	27.6	5.8%	28.9	1.0%
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA")	178.6	172.4	3.6%	170.3	4.9%

- *Adjusted interest expense, net of investment income, decreased approximately 8.6% year-over-year due to continued debt repayment and capital restructuring initiatives*
- *After-tax cash EPS adjustments of $21.8M decreased 6.0% year-over-year due to reduced acquisition activity*
- *Adjusted cash earnings per diluted share from continuing operations of $0.90 increased 8.4% over 2Q12*
- *Adjusted depreciation and amortization increased $1.6M sequentially, due primarily to increased levels of depreciation resulting from our continued investment in technology and automation initiatives*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Each adjusted item excludes special items. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Adjusted Operating Income by Segment (1)

	Sequential: 2Q 2013	Sequential: 1Q 2013	Increase / (Decrease)	Prior Year: 2Q 2012	Increase / (Decrease)
In millions, except %s					
Long-Term Care Group					
Net sales	$ 1,222.4	$ 1,203.7	2%	$ 1,254.9	(3%)
Adjusted operating income(2)	165.1	162.1	2%	158.1	4%
Rate	13.51%	13.47%	4 bps	12.60%	91 bps
In whole numbers					
Per script data:					
Net sales / script	$ 41.31	$ 40.30	3%	$ 42.28	(2%)
Adjusted operating income / script (2)	$ 5.58	$ 5.43	3%	$ 5.33	5%
In millions, except %s					
Specialty Care Group					
Net sales	$ 347.0	$ 320.6	8%	$ 278.1	25%
Adjusted operating income(2)	29.9	31.0	(4%)	24.6	22%
Rate	8.62%	9.67%	-105 bps	8.84%	-22 bps

- *Long-Term Care Group 2Q13 adjusted operating income benefitted from increased utilization of generic drugs and operating efficiencies; partially offset by script volumes*
- *Specialty Care Group 2Q13 adjusted operating income growth driven by solid year-over-year growth in specialty pharmacy and commercialization services platforms*
  - *Sequential decline in SCG adjusted operating income attributable to timing of drug price inflation in the specialty pharmacy platform and seasonality of certain fee for service programs*
- *Adjusted operating loss for Corporate/Other segment in 2Q13 was $45.6M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measure has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Cash Flows (1)

In millions, except %s	Sequential 2Q 2013	Sequential 1Q 2013	Increase / (Decrease)	Prior Year 2Q 2012	Increase / (Decrease)
Net income	$ 52.2	$ 54.4	(4.0%)	$ 18.7	179.1%
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	14.7	13.8	6.5%	12.4	18.5%
Amortization expense	20.6	19.9	3.5%	22.4	(8.0%)
Debt redemption costs, net	-	-	-	35.1	(100.0%)
Deferred tax provision	30.3	20.0	51.5%	4.0	657.5%
Loss from disposition	28.8	-	100.0%	5.9	388.1%
Other operating activities	-	-	0.0%	4.1	(100.0%)
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of businesses	7.1	0.9	688.9%	17.6	(59.7%)
Net cash flows from operating activities	153.8	108.9	41.2%	120.2	28.0%
Capital expenditures	23.7	23.1	2.6%	26.2	(9.5%)
Dividends paid	14.3	14.5	(1.4%)	7.7	85.7%
Free cash flow from operations (2)	$ 115.8	$ 71.3	62.4%	$ 86.3	34.2%

- *First-quarter operating cash flows of $154M driven by net income performance and working capital improvements*
- *Capital expenditures continued at elevated levels due to investments in the development of a new Oracle-based ERP platform and other technology and automation initiatives.*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Omnicare

Cash Deployment

In millions, except %s	Sequential 2Q 2013	Sequential 1Q 2013	Increase / (Decrease)	Prior Year 2Q 2012	Increase / (Decrease)
Net cash flows from operating activities (reported)	$ 153.8	$ 108.9	41.2%	$ 120.2	28.0%
Capital expenditures	23.7	23.1	2.6%	26.2	(9.5%)
Acquisitions	0.3	-	100.0%	-	100.0%
Net debt and long term borrowings repayment [1]	7.1	7.0	1.4%	30.7	(76.9%)
Capital returned:					
Dividends paid	$ 14.3	$ 14.5	(1.4%)	$ 7.7	85.7%
Share repurchases	100.0	0.3	33233.3%	58.0	72.4%
Total capital returned	114.3	14.8	672.3%	65.7	74.0%
% of net cash flows from operating activities	*74.3%*	*13.6%*	*6,073 bps*	*54.7%*	*1,966 bps*



Capital Returned to Stockholders (2)
(In millions, except %s)
$150
$125
$100
$75
$50
$25
$-
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
YTD 2Q12
YTD 2Q13
Dividends Paid
Share Repurchases
% Returned

- *Through 2Q13, year-to-date returns to stockholders equate to 49.1% of cash flows from operations*
- *Commenced an accelerated share repurchase (ASR) agreement to repurchase up to $100 million in common stock in 2Q13.*
  - *Final settlement of ASR expected to be for less than $100 million of the total agreement and be completed in 3Q13*
- *As of June 30, 2013, Omnicare has $535 million cash on the balance sheet and $120 million of share repurchase authorization remaining.*

1. Each period presented included required quarterly repayment of the term loan. In 2Q12, Omnicare also repurchased $25 million in 3.25% convertible senior debentures dues 2035.
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / 2012 Average Market Capitalization of $3,790.7 million. Average Market Capitalization = Avg. Share Price * 2012 Diluted Average Shares Outstanding.

Omnicare

Full-Year 2013 Guidance

	Previous Guidance (1)	Current Guidance (2)
• Revenue	$6.1B to $6.2B	$6.1B to $6.3B
• Adjusted cash earnings per diluted share(3)	$3.47 to $3.57	$3.56 to $3.64
• Cash flow from operations	$450M to $500M	$475M to $525M

Increased guidance reflects strong performance in first half of 2013

1. Guidance provided on April 24, 2013
2. Guidance provided on July 24, 2013
3. Excludes special items. A description of special items has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Omnicare

Appendix

Capital Structure



Major Debt Maturity Schedule(1)(2)
(in $ millions)
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
As of 9/30/10
As of 6/30/13

Goal is to limit refinancing risk by spreading out maturities while also seeking to reduce borrowing costs

1. Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, and the 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of June 30, 2013 and are classified on the balance sheet as current debt.
2. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.

Omnicare

Working Capital Management

Five Quarter Trend[1]



40
35
30
25
20
15
10
5
0
75
70
65
60
55
50
45
40
35
27.3
27.7
30.8
29.8
31.1
55.2
55.3
51.5
49.6
44.8
2Q12
3Q12
4Q12
1Q13
2Q13
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter)
DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter)

Omnicare

Selected Branded Drug Patent Expirations[1][2]

2Q 2013	3Q-4Q 2013	FY 2014
Atacand IR	Aciphex	Actonel
Rilutek	Bromday	Aricept (23mg tab)
Zovirax	Cymbalta	Avelox
	Lidoderm	Celebrex
	Lunesta	Detrol LA
	Niaspan	Diovan IR
	Prezista	Evista
	Temodar	Exelon (patch)
	Trilipix	Fosrenol
	Xeloda	Invega
		Megace ES
		Nasonex
		Nexium
		Oxycontin
		Renagel
		Renvela
		Tobi

1. All generic launches are subject to change due to litigation or pediatric exclusivity
2. Drugs already launched shown in gray and italics

Omnicare



Omnicare

Second Quarter 2013 Financial Results

Supplemental Slides